UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

The Beachbody Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39735	85-3222090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Continental Blvd, Suite 400

El Segundo, California 90245

(Address of principal executive offices)

(310) 883-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.0001 per share	BODY	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	BODY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On May 10, 2022, The Beachbody Company, Inc.’s (the “Company”) Board of Directors (the “Board”) appointed Marc Suidan as the Company’s Chief Financial Officer, effective as of May 10, 2022.

Additionally, on May 10, 2022, the Board approved the appointment of Kathy Vrabeck as the Company’s Chief Operating Officer, effective retroactively as of April 15, 2022. Ms. Vrabeck has served as the Company’s Chief Strategy Officer since April 2021.

As of the date of this Current Report on Form 8-K, neither Mr. Suidan nor Ms. Vrabeck nor any of their immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, nor are either Mr. Suidan or Ms. Vrabeck a party to any understanding or arrangement pursuant to which they are to be selected as an officer.

Compensatory Arrangements of Certain Officers

In connection with Ms. Vrabeck’s appointment to Chief Operating Officer, the Compensation Committee of the Board (the “Committee”) approved, and Ms. Vrabeck was granted, an option to purchase 500,000 shares of our Class A common stock (the “Option Award”) under the Company’s 2021 Incentive Award Plan (the “Plan”). The Option Award will vest and become exercisable as to 25% of the shares underlying the award on each of the first four anniversaries of the grant date, subject to Ms. Vrabeck’s continued employment through the applicable vesting date.

In addition to the Option Award, the Committee also approved an increase to Ms. Vrabeck’s annual bonus target opportunity from 67% of her annual base salary to 75% of her annual base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Beachbody Company, Inc.
(Registrant)

Date: May 13, 2022	/s/ Blake Bilstad
	Name:	Blake Bilstad
	Title	Chief Legal Officer and Secretary